Exhibit 10.13

Cooperation Contract for Microwave Therapy

Party A: Inner Mongolia Rongbin Health Consulting Co., Ltd

Party B: Wu Yumei

I. Both Parties have, on the basis of equality and free will, concluded this Contract through negotiation and shall abide by all provisions hereof.

II. Term of contract

Both Parties agree to determine the term of contract as per the following manner, fixed term: from the date of signature until March 28, 2024, three years (36 months) in total.

III. Project requirements

1. Party B shall assure the safety of microwave therapy done for customers of Party A.

2. Expenses for microwave therapy: Party B shall sell the microwave therapy to Party A at the price of 999 Yuan/ 50 times.

3. Party A shall pay the expenses for microwave therapy to Party B by cash or bank transfer.

IV. Modification, rescission and termination of contract

(I) Both Parties shall be entitled to modify, rescind or terminate this Contract under any of the following circumstances:

1. This Contract can be modified, rescinded or terminated by both Parties through negotiation.

2. Legal basis for main clauses of this Contract is invalid due to modification or alteration of any law or regulation applicable when this Contract is concluded.

3. Party A fails to pay the full-amount expenses for microwave therapy in time, and fails to pay such expenses later than 3 months upon notification of Party B.

4. Party B is not competent to the microwave therapy and is still incompetent through adjustment.

5. Party B violates any law, regulation or Party A’s rules or regulations, or engages in gross negligence or malpractice, or causes great damage to Party A’s interests.

6. Party B fails to complete the therapy for Party A’s customers and thus gives rise to serious influence, or refuses to make corrections upon request of Party A.

V. This Contract shall come into force as from the date when the legal representatives or authorized agents of both Parties sign their names and affix seals on it. This Contract is made in duplicate and each Party holds one copy.

VI. All matters unmentioned herein shall be negotiated by both Parties and the supplementary agreement shall be signed. The supplementary agreement shall have the same legal effect with this Contract.

Party A: Inner Mongolia Rongbin Health Consulting Co., Ltd (seal)

Date: March 28, 2021

Party B: Wu Yumei (signature and fingerprint)

Date: March 28, 2021